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                                Exhibit 10-87


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                           RESTRICTED STOCK AGREEMENT

        This Restricted Stock Agreement ("Agreement") is made and entered into as of the Date of Award indicated below by and between Carl Karcher Enterprises, Inc., a California corporation (the "Company"), and Donald E. Doyle ("Executive").

        WHEREAS, Executive is the President and Chief Executive Officer of the Company; and

        WHEREAS, in connection with the retention of Executive in such capacities, the Board of Directors of the Company has approved the award to Executive of the right to receive shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

        1. Award; Certain Terms and Conditions. The Company hereby awards to Executive, and Executive hereby accepts, as of the Date of Award, the right to receive the number of shares of Common Stock indicated below (the "Restricted Shares"). The Restricted Shares shall be subject to all of the terms and conditions set forth in this Agreement, including the restrictions imposed pursuant to Section 3 hereof; provided, however, that on each anniversary of the Date of Award, such restrictions shall terminate with respect to that number of Restricted Shares (rounded to the nearest whole share) equal to the total number of Restricted Shares multiplied by the Annual Vesting Rate indicated below (the termination of such restrictions with respect to any Restricted Share, for any reason, shall be referred to herein as the "vesting" of such share).

      Date of Award:                                             January 6, 1993
      Number of shares purchasable:                              12,121
      Annual Vesting Rate:                                       33-1/3%
      Vesting Dates:                                             January 6, 1994
                                                                 January 6, 1995
                                                                 January 6, 1996

        2. Consideration for Shares. The consideration for the issuance and sale of Restricted Shares contemplated hereby consists of past services to the Company and/or one or more of its subsidiaries.

        3. Restrictions. Until a Restricted Share vests, it may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner.





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                 4.      Acceleration of Vesting.

                 (a) Notwithstanding anything to the contrary in this Agreement, in the event that Executive shall cease to be an employee of the Company or any of its subsidiaries for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), all then unvested Restricted Shares shall vest upon the date of such event.

                 (b) "Change of Control" shall mean the first to occur of the following events:

                         (i) any date upon which the directors of the Company who were nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

                         (ii) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 50% or more of the voting power of the Company (a "50% Stockholder"); provided, however, that the terms "person" and "entity," as used in this clause (ii), shall not include (A) the Company or any of its subsidiaries,
                 (B) any employee benefit plan of the Company or any of its subsidiaries, (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan or (D) any person or entity if the transaction that resulted in such person or entity becoming a 50% Stockholder was approved in advance by the Board; or

                         (iii) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or a different kind of securities.

                 (c) In addition, the Board of Directors, in its sole discretion, may accelerate the vesting of any or all of the Restricted Shares at any time.

                 5. Termination of Award. Notwithstanding anything to the contrary in this Agreement, if Executive shall cease to be an employee of the Company or any of its subsidiaries for any reason, or for no reason, then, unless the Board of





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Directors shall determine otherwise, the then unvested portion of award of
Restricted Shares shall terminate and be of no further force and affect.

                 6. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to Executive pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then Executive shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company.

                 7.      Escrow.

                 (a) Until a Restricted Share vests, (i) the record address of the holder of record of such Restricted Share shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Share (together with any dividends, cash, property and/or securities comprising all or any part of such Restricted Share as provided in Section 9 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock powers, and (iii) such stock certificate shall contain the following legend:

                 "The transfer and registration of transfer of the securities represented by this certificate are subject to certain restrictions as provided in a Restricted Stock Agreement dated as of January 6, 1993 by and between the Corporation and Donald E. Doyle."

                 (b) From and after the date upon which a Restricted Share vests, the holder of record of such Restricted Share shall be entitled (provided that Executive shall have paid the Withholding Liability to the Company pursuant to Section 6 hereof) to receive the stock certificate representing such Restricted Share (together with any cash, property and/or securities comprising all or any part of such Restricted Share as provided in
Section 8 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

                 9. Voting; Dividends; Certain Corporate Transactions. Except upon the vesting of each installment of Restricted Shares, Executive shall not be entitled to exercise any voting rights with respect to such Restricted Shares or to receive any cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares (whether vested or unvested) are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a





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reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Board of Directors shall determine otherwise, the term "Restricted Shares" shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

                 10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

                 IN WITNESS WHEREOF, the Company and Executive have duly executed this Agreement as of the Date of Award.

                                        CARL KARCHER ENTERPRISES, INC.



                                        By:  /s/ PETER CHURM
                                        ---------------------------------------
                                             Title:   Peter Churm
                                                      Board of Directors


                                        Executive


                                             /s/ DONALD E. DOYLE
                                        ---------------------------------------
                                        Signature



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                                        Street Address

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                                        City, State and Zip Code

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                                        Social Security Number





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